Commitments and Contingencies	6 Months Ended
Jun. 30, 2025
Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES

NOTE 6:- COMMITMENTS AND CONTINGENCIES

a.	Liens:

The Company’s long-term restricted deposits in the amounts of $44,075 have been pledged as security in respect of guarantees granted to the Company’s landlords as part of the office lease agreement. Such deposit cannot be pledged to others or withdrawn without the consent of the lender.

b.	Credit Line:

On March 26, 2025, the Company entered into a $4,000,000 credit line agreement (the “Credit Facility” ) with United Mizrahi-Tefahot Bank Ltd. (the “Bank”), on accepted commercial terms for similarly-sized companies. Loans from the credit line will have a maturity date of up to three months. For loans with a maturity date exceeding one month (up to three months), the interest will be paid on a monthly basis. For loans with a shorter maturity date, the interest will be paid on the maturity date. The Credit Facility will be in force for a period of 12 months from the date of the agreement. The Credit Facility is secured by all of the assets of the Company. In addition, the Credit Facility includes certain customary information rights in favor of the Bank, restrictive covenants of the Company and of Maris North America Inc., the Company’s U.S. subsidiary, and the agreement by two shareholders of the Company to certain subordination restrictions with respect to loans they have provided to the Company.

As of June 30, 2025, the Company drew $2,000,000 from the credit line and was in compliance with all restrictive covenants. For the six months ended June 30, 2025, the Company recorded financial expenses of $30,011 related to the Credit Facility.